May 2, 2002

                              DREYFUS PREMIER HIGH
                              YIELD SECURITIES FUND

          A SERIES OF DREYFUS PREMIER FIXED INCOME FUNDS (THE "TRUST")

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2002

     At a meeting of the fund's Board of Trustees held on May 1, 2002, the Board approved an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of the fund, and The Dreyfus/Laurel Funds Trust, on behalf of Dreyfus Premier Limited Term High Income Fund, a series of The Dreyfus/Laurel Funds Trust (the "Acquiring Fund"). The Agreement provides for the transfer of all of the assets of the fund, subject to liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the fund (the "Exchange").

     The Exchange is subject to the completion of certain conditions, including the approval of the Agreement by the fund's shareholders. Accordingly, the Board has called a special meeting of shareholders to be held on August 1, 2002 at 3:00 p.m. at which shareholders will vote on approval of the Agreement. Shareholders of record as of June 3, 2002 (the "Record Date") will be entitled to receive notice of, and to vote at, the meeting. If approved by shareholders, the Exchange will occur pursuant to the terms of the Agreement.

     In anticipation of the Exchange, the Fund is closed to any investments for new accounts. Subsequent investments in already existing accounts will be permitted up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Exchange will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

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